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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 6, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-7882                    94-1692300
         ---------                   ---------                  -----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                  94088-3453
----------------------------------------                        ----------
(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
    including area code:                                      (408) 732-2400
                                                               -------------

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Item 5.  Other Events.
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          On December 6, 2001, Advanced Micro Devices, Inc. (the "Company")
announced it expects higher sales in the current quarter ending December 30, 2001 than previously indicated. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits

         Number                         Exhibit
         ------                         -------

         99.1        Press release dated December 6, 2001.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MICRO DEVICES, INC.


Date: December 12, 2001              By: /s/ Robert J. Rivet
                                         ---------------------------------------
                                         Robert J. Rivet
                                         Senior Vice President, Chief Financial
                                         Officer

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                                  Exhibit Index
                                  -------------

     Number              Exhibit
     ------              -------

     99.1     Press release dated December 6, 2001.